Exhibit 10.1

DATED 2 September 2025

AMENDMENT TO LOAN AGREEMENTS

Between

(1) ClimateRock ‘The Borrower’

and

(2) Eternal BV ‘The Lender’

THIS AGREEMENT is dated and made on the 2nd day of September 2025.

BETWEEN:

(1)	ClimateRock (the “Borrower”), 5 Bedford Square, London, England, WC1B 3HH, The United Kingdon and

(2)	Eternal BV (the “Lender”), Mariëndaal 8, 6861 WN Oosterbeek, The Netherlands.

NOW IT IS HEREBY AGREED as follows:

BACKGROUND

The Lender and the Borrower have entered into various Loan Agreements as described in the draft ClimateRock Holdings Limited F-4 as filed with the SEC and both parties agree to amend those certain Loan Agreement as follows.

The definition of Final Repayment Date is amended to:

“Final Repayment Date”	means 31 December 2025 or, if earlier, the date of the consummation of the initial business combination of the Company;

IN WITNESS OF WHICH the parties have signed this agreement the day and year first above written.

/s/ Per Regnarsson	/s/ Charles Ratelband
Signed by Per Regnarsson Re for and on behalf of the Borrower ClimateRock	Signed by Charles Ratelband for and on behalf of the Lender Eternal BV

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